Exhibit 10.84

AVISCAR INC.

– and –

BUDGETCAR INC.

– and –

ZIPCAR CANADA INC.

– and –

PAYLESS CAR RENTAL CANADA INC.

– and –

WTH CAR RENTAL ULC

as Rental ULC

– and –

WTH FUNDING LIMITED PARTNERSHIP

as Funding LP

– and –

BNY TRUST COMPANY OF CANADA

as Indenture Trustee

– and –

BAY STREET FUNDING TRUST

as a Series 2013-1 Note Purchaser

– and –

CANADIAN MASTER TRUST

as a Series 2013-1 Note Purchaser

– and –

PLAZA TRUST

as a Series 2013-1 Note Purchaser

– and –

AVIS BUDGET CAR RENTAL, LLC

as Parent

AVIS BUDGET SECURITIZATION

SIXTH GLOBAL AMENDMENT

December 5, 2014

SIXTH GLOBAL AMENDMENT

THIS SIXTH GLOBAL AMENDMENT is made as of December 5, 2014.

AMONG:

AVISCAR INC.

– and –

BUDGETCAR INC.

– and –

ZIPCAR CANADA INC. (“Zipcar”)

– and –

PAYLESS CAR RENTAL CANADA INC. (“Payless”)

– and –

WTH FUNDING LIMITED PARTNERSHIP, a limited partnership formed under the laws of the Province of Ontario (“Funding LP”)

– and –

WTH CAR RENTAL ULC, an unlimited liability company formed under the laws of the Province of Alberta (“Rental ULC”)

– and –

BNY TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as Indenture Trustee under the Indenture (the “Indenture Trustee”)

– and –

MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as trustee of BAY STREET FUNDING TRUST, a trust established under the laws of the Province of Ontario, in its capacity as a Noteholder

(“Bay Street”)

– and –

BNY TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as trustee of CANADIAN MASTER TRUST, a trust established under the laws of the Province of Ontario, in its capacity as a Noteholder

(“Master Trust”)

– and –

CIBC MELLON TRUST COMPANY, a trust company incorporated under the laws of Canada, in its capacity as trustee of PLAZA TRUST, a trust established under the laws of the Province of Ontario, in its capacity as a Noteholder

(“Plaza Trust” and, together with Bay Street and Master Trust, the “Series 2013-1 Noteholders” and each a “Series 2013-1 Noteholder”)

– and –

AVIS BUDGET CAR RENTAL, LLC (the “Parent”)

WHEREAS Rental ULC and the Indenture Trustee are parties to a Trust Indenture dated as of August 26, 2010 and amended and restated as of May 12, 2014 (the “Indenture”);

WHEREAS Rental ULC, Funding LP, as administrator, and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2011-1 dated as of March 17, 2011 and amended and restated as of May 12, 2014 (the “Series 2011-1 Indenture Supplement”);

WHEREAS Rental ULC, Funding LP, as administrator, and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2012-1 dated as of December 11, 2012 and amended and restated as of May 12, 2014 (the “Series 2012-1 Indenture Supplement”);

WHEREAS Rental ULC, Funding LP, as administrator, and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2013-1 dated as of December 6, 2013 and amended and restated as of May 12, 2014 (the “Series 2013-1 Indenture Supplement”);

WHEREAS Rental ULC, Aviscar Inc., Budgetcar Inc., Zipcar, Funding LP and Bay Street are parties to a Note Purchase Agreement dated as of December 6, 2013 (the “Bay Street 2013-1 Note Purchase Agreement”);

WHEREAS Rental ULC, Aviscar Inc., Budgetcar Inc., Zipcar, Funding LP and Master Trust are parties to a Note Purchase Agreement dated as of December 6, 2013 (the “Master Trust 2013-1 Note Purchase Agreement”);

WHEREAS Rental ULC, Aviscar Inc., Budgetcar Inc., Zipcar, Funding LP and Plaza Trust are parties to a Note Purchase Agreement dated as of December 6, 2013 (the “Plaza Trust 2013-1 Note Purchase Agreement” and, together with the Bay Street 2013-1 Note Purchase Agreement and the Master Trust 2013-1 Note Purchase Agreement, the “Series 2013-1 Note Purchase Agreements”);

WHEREAS Rental ULC, Funding LP, as administrator, and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2014-1 dated as of June 5, 2014 (the “Series 2014-1 Indenture Supplement”);

WHEREAS Rental ULC, the Administrator and the Indenture Trustee are parties to an Administration Agreement dated as of August 26, 2010 and amended and restated as of May 12, 2014 (the “Administration Agreement”);

WHEREAS Rental ULC, Funding LP and the Indenture Trustee are parties to a Master Motor Vehicle Lease Agreement dated as of August 26, 2010 and amended and restated as of May 12, 2014 (the “Master Lease Agreement”);

WHEREAS Funding LP and the Indenture Trustee are parties to a security agreement dated as of August 26, 2010 (the “Funding LP Security Agreement”);

WHEREAS the Parent provided a guarantee to the Indenture Trustee as of March 17, 2011 in respect of the Series 2011-1 Indenture Supplement (the “Series 2011-1 Parent Guarantee”);

WHEREAS the Parent provided a guarantee to the Indenture Trustee as of December 11, 2012 in respect of the Series 2012-1 Indenture Supplement (the “Series 2012-1 Parent Guarantee”);

WHEREAS the Parent provided a guarantee to the Indenture Trustee as of December 6, 2013 in respect of the Series 2013-1 Indenture Supplement (the “Series 2013-1 Parent Guarantee”);

WHEREAS the Parent provided a guarantee to the Indenture Trustee as of June 5, 2014 in respect of the Series 2014-1 Indenture Supplement (the “Series 2014-1 Parent Guarantee” and, together with the Series 2011-1 Parent Guarantee, the Series 2012-1 Parent Guarantee and the Series 2013-1 Parent Guarantee, the “Parent Guarantees”);

WHEREAS certain of the parties hereto made certain amendments to certain Transaction Documents pursuant to a Global Amendment made as of February 17, 2011;

WHEREAS certain of the parties hereto made certain amendments to certain Transaction Documents pursuant to a Second Global Amendment made as of August 22, 2011;

WHEREAS certain of the parties hereto made certain amendments to certain Transaction Documents pursuant to a Third Global Amendment made as of November 27, 2012;

WHEREAS certain of the parties hereto made certain amendments to certain Transaction Documents pursuant to a Fourth Global Amendment made as of August 21, 2013;

WHEREAS certain of the parties hereto made certain amendments to certain Transaction Documents pursuant to a Fifth Global Amendment made as of February 27, 2014;

WHEREAS the Fifth Global Amendment was terminated as of May 12, 2014;

WHEREAS the parties hereto wish to make certain additional amendments to the Indenture, the Series 2011-1 Indenture Supplement, the Series 2012-1 Indenture Supplement, the Series 2013-1 Indenture Supplement, the Series 2014-1 Indenture Supplement, the Administration Agreement, the Series 2013-1 Note Purchase Agreements, the Parent Guarantees, the Master Lease Agreement and the Funding LP Security Agreement in accordance with Sections 13.1(a)(i), 13.1(b) and 13.2 of the Indenture and Section 5.6(e) of the Series 2013-1 Indenture Supplement;

WHEREAS the applicable Rating Agencies have been provided with prior written notice of the amendments herein provided in accordance with Sections 13.1(a)(i), 13.1(b) and 13.2 of the Indenture and Section 5.6(e) of the Series 2013-1 Indenture Supplement; and

WHEREAS the Parent joins as a party hereto for the purpose of amending the Parent Guarantees and for the purpose of providing its consent, confirmation and acknowledgement under Section 2.6 of this Agreement.

NOW THEREFORE in consideration of the foregoing and of the mutual covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

INTERPRETATION

1.1 Definitions

Terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them in the Indenture unless otherwise defined herein. In this Amendment:

“Amendment” means this Sixth Global Amendment; and

“Supplements” means the Series 2011-1 Indenture Supplement, the Series 2012-1 Indenture Supplement, the Series 2013-1 Indenture Supplement and the Series 2014-1 Indenture Supplement.

1.2 Headings

The inclusion of headings in this Amendment is for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3 References to Articles and Sections

Whenever in this Amendment a particular Article, section or other portion thereof is referred to, unless otherwise indicated, such reference pertains to the particular Article, section or portion thereof contained herein.

1.4 Governing Law

This Amendment is governed by and shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each party hereto irrevocably submits to the jurisdiction of the courts of competent jurisdiction in the Province of Ontario in respect of any action or proceeding relating in any way to this Amendment. The parties hereto shall not raise any objection to the venue of any proceedings in any such court, including the objection that the proceedings have been brought in an inconvenient forum.

ARTICLE 2

AMENDMENTS

2.1 Amendments to the Supplements

The Supplements are hereby amended as set forth in this Section 2.1:

(a)	The definition of “Avis or Budget System Member” in Section 1.1 of each of the Series 2011-1 Indenture Supplement, the Series 2012-1 Indenture Supplement and the Series 2014-1 Indenture Supplement is hereby removed and replaced with the following:

“Avis or Budget System Member” means a licensee of Avis, Budget, Payless or Zipcar or any Affiliate of Avis, Budget, Payless or Zipcar.

(b)	The definition of “Avis or Budget System Member” in Section 1.1 of the Series 2013-1 Indenture Supplement is hereby removed and replaced with the following:

“Avis or Budget System Member” means a licensee of Avis, Budget, Payless or Zipcar or one of the Affiliates of Avis, Budget, Payless or Zipcar authorized to operate its own rental vehicle business in Canada under the “Avis”, “Budget”, “Payless” or “Zipcar” name.

(c)	The definition of “Licensee Vehicle Assignment Agreement” in Section 1.1 of the Series 2011-1 Indenture Supplement is hereby removed and replaced with the following:

“Licensee Vehicle Assignment Agreement” means, where the vendor is Avis, Budget, Payless or Zipcar, an agreement to be entered into between Rental ULC and Avis, Budget, Payless or Zipcar, as applicable, (or between Rental ULC and Funding LP if Funding LP has first entered into an agreement with Avis, Budget, Payless or Zipcar as vendor and Funding LP as purchaser) and where the vendor is an Avis or Budget System Member, an agreement to be entered into between Rental ULC and such

Avis or Budget System Member (or between Rental ULC and Funding LP if Funding LP has first entered into an agreement with such Avis or Budget System Member as vendor and Funding LP as purchaser), each agreement in respect of which the Rating Agency Condition has been satisfied.

(d)	The definition of “Licensee Vehicle Assignment Agreement” in Section 1.1 of each of the Series 2012-1 Indenture Supplement and the Series 2014-1 Indenture Supplement is hereby removed and replaced with the following:

“Licensee Vehicle Assignment Agreement” means, where the vendor is Avis, Budget, Payless or Zipcar, an agreement to be entered into between Rental ULC and Avis, Budget, Payless or Zipcar, as applicable, (or between Rental ULC and Funding LP if Funding LP has first entered into an agreement with Avis, Budget, Payless or Zipcar as vendor and Funding LP as purchaser) and where the vendor is an Avis or Budget System Member, an agreement to be entered into between Rental ULC and such Avis or Budget System Member (or between Rental ULC and Funding LP if Funding LP has first entered into an agreement with such Avis or Budget System Member as vendor and Funding LP as purchaser).

(e)	The definition of “Licensee Vehicles” in Section 1.1 of each of the Series 2011-1 Indenture Supplement, the Series 2012-1 Indenture Supplement, the Series 2013-1 Indenture Supplement and the Series 2014-1 Indenture Supplement is hereby removed and replaced with the following:

“Licensee Vehicles” means any Vehicles owned by (a) Avis or Budget System Members; or (b) Avis, Budget, Payless or Zipcar where such Vehicles have been acquired, directly or indirectly, by Avis, Budget, Payless or Zipcar from Avis or Budget System Members.

(f)	The definition of “Note Purchase Agreement” in Section 1.1 of the Series 2013-1 Indenture Supplement is hereby removed and replaced with the following:

“Note Purchase Agreement” means each note purchase agreement entered into between Funding LP, Avis, Budget, Payless, Zipcar, Rental ULC and a Series 2013-1 Noteholder, in each case as the same may be amended, restated, supplemented or modified from time to time.

(g)	The definition of “Parent Guarantee” in Section 1.1 of the Series 2011-1 Indenture Supplement is hereby removed and replaced with the following:

“Parent Guarantee” means the guarantee dated as of March 17, 2011, made by the Parent in favour of the Indenture Trustee, on behalf of itself and the Series 2011-1 Noteholders, pursuant to which the Parent has guaranteed, among other things, certain of the non-monetary obligations of Avis, Budget, Payless, Zipcar and Funding LP under the Series 2011-1 Transaction Documents, as the same may be amended or restated from time to time in accordance with its terms.

(h)	The definition of “Parent Guarantee” in Section 1.1 of the Series 2012-1 Indenture Supplement is hereby removed and replaced with the following:

“Parent Guarantee” means the guarantee dated as of December 11, 2012, made by the Parent in favour of the Indenture Trustee, on behalf of itself and the Series 2012-1 Noteholders, pursuant to which the Parent has guaranteed, among other things, certain of the non-monetary obligations of Avis, Budget, Payless, Zipcar and Funding LP under the Series 2012-1 Transaction Documents, as the same may be amended or restated from time to time in accordance with its terms.

(i)	The definition of “Parent Guarantee” in Section 1.1 of the Series 2013-1 Indenture Supplement is hereby removed and replaced with the following:

“Parent Guarantee” means the guarantee dated as of December 6, 2013, made by the Parent in favour of the Indenture Trustee, on behalf of itself and the Series 2013-1 Noteholders, pursuant to which the Parent has guaranteed, among other things, certain of the non-monetary obligations of Avis, Budget, Payless, Zipcar and Funding LP under the Series 2013-1 Transaction Documents, as the same may be amended or restated from time to time with the consent of each of the Series 2013-1 Noteholders.

(j)	The definition of “Parent Guarantee” in Section 1.1 of the Series 2014-1 Indenture Supplement is hereby removed and replaced with the following:

“Parent Guarantee” means the guarantee dated as of June 5, 2014, made by the Parent in favour of the Indenture Trustee, on behalf of itself and the Series 2014-1 Noteholders, pursuant to which the Parent has guaranteed, among other things, certain of the non-monetary obligations of Avis, Budget, Payless, Zipcar and Funding LP under the Series 2014-1 Transaction Documents, as the same may be amended or restated from time to time in accordance with its terms.

(k)	Section 1.1 of each of the Series 2011-1 Indenture Supplement, the Series 2012-1 Indenture Supplement, the Series 2013-1 Indenture Supplement and the Series 2014-1 Indenture Supplement is hereby amended by the addition of the following as a new definition:

“Payless” means Payless Car Rental Canada Inc., a corporation incorporated under the laws of Canada, and its successors and permitted assigns.

(l)	Section 5.4(b) of the Series 2011-1 Indenture Supplement is hereby removed and replaced with the following:

In buying Vehicles for Rental ULC, other than Excluded Vehicles, Rental ULC shall (i) buy only Vehicles produced by Manufacturers and only of the Model Year corresponding to the current Purchasing Year or the two Model Years prior to the current Purchasing Year or, in the case of box trucks, of the four Model Years prior to the current Purchasing Year; (ii)

buy Vehicles only from (A) in the case of all Vehicles (1) Approved Dealers or Manufacturers, or (2) Avis or Budget System Members, Funding LP or Avis, Budget, Payless or Zipcar, in each case, pursuant to a Licensee Vehicle Assignment Agreement in respect of which the Rating Agency Condition, and any other conditions precedent specified in the Indenture Supplement of any other outstanding Series or Classes of Notes which have not been waived by the requisite Noteholders for such other Series or Class of Notes, have been satisfied, and (B) in the case of Used Vehicles only, (1) any nationally recognized automobile auction company (“Auction Company”) in the United States or Canada that is approved to sell Vehicles for Manufacturers, and (2) any finance company affiliated with a Manufacturer (“Approved Finance Company”); (iii) in the case of Vehicles (other than Used Vehicles), buy from Manufacturers and Approved Dealers only and only against a Manufacturer’s invoice; (iv) buy from Avis or Budget System Members or Avis, Budget, Payless or Zipcar pursuant to a Licensee Vehicle Assignment Agreement only Vehicles that were new Vehicles when purchased by the relevant licensee or that were Used Vehicles purchased by such licensee from an Auction Company or an Approved Finance Company and that have had no other intermediate owners (except for Avis, Budget, Payless or Zipcar or Affiliates of the relevant Avis or Budget System Member) and in respect of which the Manufacturer’s invoice of the relevant licensee is delivered; (v) buy Vehicles for a purchase price that is (A) in the case of Program Vehicles that are not Used Vehicles, equal to the Original Book Value, and in the case of Program Vehicles that are Used Vehicles, equal to the depreciated value ascribed to each Vehicle as at the date of such purchase pursuant to the applicable Repurchase Agreement, with a reasonable allowance for age, mileage and damage to such Vehicle, and (B) in the case of Non-Program Vehicles, the fair market value of each Vehicle (which in the case of Vehicles purchased from Avis or Budget System Members or Avis, Budget, Payless or Zipcar or pursuant to a Licensee Vehicle Assignment Agreement shall approximate the original cash purchase price paid by the relevant Avis or Budget System Member or Avis, Budget, Payless or Zipcar, as applicable, for such Vehicle less depreciation at a rate in accordance with Canadian GAAP but in no event less than 2% per month applied on a straight line basis, with a reasonable allowance for age, mileage and damage to such Vehicle); and (vi) ensure that, subject to the terms of any Licensee Vehicle Assignment Agreement with respect to the Rental ULC Vehicles acquired pursuant thereto, the title to all Vehicles bought for Rental ULC is registered in the name of Rental ULC. All Vehicles purchased by Rental ULC shall be purchased in Canadian Dollars.

(m)	Section 5.4(b) of each of the Series 2012-1 Indenture Supplement and the Series 2014-1 Indenture Supplement is hereby removed and replaced with the following:

In buying Vehicles for Rental ULC, other than Excluded Vehicles, Rental ULC shall (i) buy only Vehicles produced by Manufacturers and only of the Model Year corresponding to the current Purchasing Year or the two Model Years prior to the current Purchasing Year or, in the case of box trucks, of the four Model Years prior to the current Purchasing Year; (ii) buy Vehicles only from (A) in the case of all Vehicles (1) Approved Dealers or Manufacturers, or (2) Avis or Budget System Members, Funding LP or Avis, Budget, Payless or Zipcar, in each case, pursuant to a Licensee Vehicle Assignment Agreement in respect of which the Rating Agency Condition, and any other conditions precedent specified in the Indenture Supplement of any other outstanding Series or Classes of Notes which have not been waived by the requisite Noteholders for such other Series or Class of Notes, have been satisfied provided that for any purchase where the aggregate purchase price of the Vehicles subject to such purchase is less than $25,000,000 then the Rating Agency Condition need not be satisfied but 10 Business Days’ prior written notice of such purchase shall have been provided to the Rating Agency, and (B) in the case of Used Vehicles only, (1) any nationally recognized automobile auction company (“Auction Company”) in the United States or Canada that is approved to sell Vehicles for Manufacturers, and (2) any finance company affiliated with a Manufacturer (“Approved Finance Company”); (iii) in the case of Vehicles (other than Used Vehicles), buy from Manufacturers and Approved Dealers only and only against a Manufacturer’s invoice; (iv) buy from Avis or Budget System Members or Avis, Budget, Payless or Zipcar pursuant to a Licensee Vehicle Assignment Agreement only Vehicles that were new Vehicles when purchased by the relevant licensee or that were Used Vehicles purchased by such licensee from an Auction Company or an Approved Finance Company and that have had no other intermediate owners (except for Avis, Budget, Payless or Zipcar or Affiliates of the relevant Avis or Budget System Member) and in respect of which the Manufacturer’s invoice of the relevant licensee is delivered; (v) buy Vehicles for a purchase price that is (A) in the case of Program Vehicles that are not Used Vehicles, equal to the Original Book Value, and in the case of Program Vehicles that are Used Vehicles, equal to the depreciated value ascribed to each Vehicle as at the date of such purchase pursuant to the applicable Repurchase Agreement, with a reasonable allowance for age, mileage and damage to such Vehicle, and (B) in the case of Non-Program Vehicles, the fair market value of each Vehicle (which in the case of Vehicles purchased from Avis or Budget System Members or Avis, Budget, Payless or Zipcar or pursuant to a Licensee Vehicle Assignment Agreement shall approximate the original cash purchase price paid by the relevant Avis or Budget System Member or Avis, Budget, Payless or Zipcar, as applicable, for such Vehicle less depreciation at a rate in accordance with Canadian GAAP but in no event less than 2% per month applied on a straight line basis, with a reasonable allowance for age, mileage and damage to such Vehicle); and (vi) ensure that, subject to the terms of any Licensee Vehicle Assignment Agreement with respect to the Rental ULC Vehicles acquired pursuant thereto, the title to all Vehicles bought for Rental ULC is registered in the name of Rental ULC. All Vehicles purchased by Rental ULC shall be purchased in Canadian Dollars.

(n)	Section 5.4(e) of the Series 2013-1 Indenture Supplement is hereby removed and replaced with the following:

Rental ULC shall notify each Series 2013-1 Noteholder and each Rating Agency forthwith upon learning of the occurrence of any material adverse change in the financial condition or operations of Avis, Budget, Payless, Zipcar or Rental ULC or of the occurrence of any Series 2013-1 Early Amortization Event (other than the events described in Section 6.1(d)).

(o)	The second paragraph of Section 5.4(f) of the Series 2013-1 Indenture Supplement is hereby removed and replaced with the following:

The Administrator will deliver to each of the Series 2013-1 Noteholders and the Indenture Trustee, within 60 days of the end of each of the first three (3) fiscal quarters of each fiscal period of Avis Budget Car Rental Canada ULC, a copy of the unaudited income and cash flow statements and the unaudited balance sheet of Avis Budget Car Rental Canada ULC (which shall include as a supplemental schedule the unaudited balance sheet and income statement for each of Rental ULC, Funding LP, Avis and Budget (the “Supplemental Schedule”) and shall also include similar supplemental information for each of Payless and Zipcar (the “Supplemental Information”)) as at and for the period then ended and, as soon as available but not later than 120 days after the end of each fiscal period of Avis Budget Car Rental Canada ULC, a copy of the audited income and cash flow statements and the audited balance sheet of Avis Budget Car Rental Canada ULC, including the Supplemental Schedule and Supplemental Information, as at and for the period then ended.

(p)	Section 5.5(b) of the Series 2013-1 Indenture Supplement is hereby removed and replaced with the following:

In buying Vehicles for Rental ULC, other than Excluded Vehicles, Rental ULC shall (i) buy only Vehicles produced by Manufacturers and only of the Model Year corresponding to the current Purchasing Year or the two Model Years prior to the current Purchasing Year or, in the case of box trucks, of the four Model Years prior to the current Purchasing Year; (ii) buy Vehicles only from (A) in the case of all Vehicles (1) Approved Dealers or Manufacturers, or (2) Avis or Budget System Members, Funding LP or Avis, Budget, Payless or Zipcar, in each case pursuant to a Licensee Vehicle Assignment Agreement provided that for any purchase where the aggregate purchase price of the Vehicles subject to such purchase is $25,000,000 or more then each of the conditions precedent in Schedule “C” shall be satisfied and for all other purchases 10 Business Days’ prior written notice of such purchase shall have been provided to each of the Rating Agencies, and (B) in the case of Used Vehicles only, (1) any nationally recognized automobile auction company (“Auction Company”) in the United States or Canada that is approved to sell Vehicles for Manufacturers, and (2) any finance company affiliated with a Manufacturer (“Approved Finance Company”); (iii) in the case of Vehicles (other than Used Vehicles), buy from Manufacturers and Approved Dealers only and only against a Manufacturer’s invoice; (iv) buy from Avis or Budget System Members or Avis, Budget, Payless or Zipcar pursuant to a Licensee Vehicle Assignment Agreement only Vehicles that were new Vehicles when purchased by the relevant licensee or that were Used Vehicles purchased by such licensee from an Auction Company or an Approved Finance Company and that have had no other intermediate owners (except for Avis, Budget, Payless or Zipcar or Affiliates of the relevant Avis or Budget System Member) and in respect of which the Manufacturer’s invoice of the relevant licensee is delivered; (v) buy Vehicles for a purchase price that is (A) in the case of Program Vehicles, equal to the depreciated value ascribed to each Vehicle as at the date of such purchase pursuant to the applicable Repurchase Agreement, with a reasonable allowance for age, mileage and damage to such Vehicle, and (B) in the case of Non-Program Vehicles, the fair market value of each Vehicle (which in the case of Vehicles purchased from Avis or Budget System Members or Avis, Budget, Payless or Zipcar or pursuant to a Licensee Vehicle Assignment Agreement shall approximate the original cash purchase price paid by the relevant Avis or Budget System Member or Avis, Budget, Payless or Zipcar, as applicable, for such Vehicle less depreciation at a rate in accordance with Canadian GAAP but in no event less than 2% per month applied on a straight line basis, with a reasonable allowance for age, mileage and damage to such Vehicle); and (vi) ensure that, subject to the terms of any Licensee Vehicle Assignment Agreement with respect to the Vehicles acquired pursuant thereto, the title to all Vehicles bought for Rental ULC is registered in the name of Rental ULC. All Vehicles purchased by Rental ULC shall be purchased in Canadian Dollars.

(q)	Section 6.1(c) of the Series 2011-1 Indenture Supplement is hereby removed and replaced with the following:

the inaccuracy when made of a representation or warranty of, or the breach of any covenant (other than a covenant referred to in clause (b) above) by, Rental ULC, Avis, Budget, Payless, Zipcar, or Funding LP, as applicable, herein or in any other Transaction Document which inaccuracy or breach is reasonably likely to have a Material Adverse Effect in respect of Rental ULC or Funding LP, provided that if such inaccuracy or breach is capable of being remedied, then it shall not constitute a Series 2011-1 Early Amortization Event unless it remains unremedied for five Business Days after receipt of written notice from the Indenture Trustee;

(r)	Section 6.1(c) of the Series 2012-1 Indenture Supplement is hereby removed and replaced with the following:

the inaccuracy when made of a representation or warranty of, or the breach of any covenant (other than a covenant referred to in clause (b) above) by, Rental ULC, Avis, Budget, Payless, Zipcar, or Funding LP, as applicable, herein or in any other Transaction Document which inaccuracy or breach is reasonably likely to have a Material Adverse Effect in respect of Rental ULC or Funding LP, provided that if such inaccuracy or breach is capable of being remedied, then it shall not constitute a Series 2012-1 Early Amortization Event unless it remains unremedied for five Business Days after receipt of written notice from the Indenture Trustee;

(s)	Section 6.1(c) of the Series 2013-1 Indenture Supplement is hereby removed and replaced with the following:

the inaccuracy when made of a representation or warranty of, or the breach of any covenant (other than a covenant referred to in clause (b) above) by, Rental ULC, Avis, Budget, Payless, Zipcar or Funding LP, as applicable, herein or in any other Transaction Document which inaccuracy or breach is reasonably likely to have a Material Adverse Effect in respect of Rental ULC or Funding LP, provided that if such inaccuracy or breach is capable of being remedied, then it shall not constitute a Series 2013-1 Early Amortization Event unless it remains unremedied for five Business Days after receipt of written notice from the Indenture Trustee or a Series 2013-1 Noteholder;

(t)	Section 6.1(c) of the Series 2014-1 Indenture Supplement is hereby removed and replaced with the following:

the inaccuracy when made of a representation or warranty of, or the breach of any covenant (other than a covenant referred to in clause (b) above) by, Rental ULC, Avis, Budget, Payless, Zipcar, or Funding LP, as applicable, herein or in any other Transaction Document which inaccuracy or breach is reasonably likely to have a Material Adverse Effect in respect of Rental ULC or Funding LP, provided that if such inaccuracy or breach is capable of being remedied, then it shall not constitute a Series 2014-1 Early Amortization Event unless it remains unremedied for five Business Days after receipt of written notice from the Indenture Trustee;

(u)	Section 6.1(d) of each of the Series 2011-1 Indenture Supplement, the Series 2012-1 Indenture Supplement and the Series 2014-1 Indenture Supplement is hereby removed and replaced with the following:

Avis, Budget, Payless or Zipcar failing to pay when due any obligation (the “underlying obligation”) for a sum certain in excess of $20,000,000 and such failure continuing for three Business Days after (i) written notice to Avis, Budget, Payless or Zipcar, as applicable, from the party to whom the underlying obligation is owed if there is no grace period applicable to the underlying obligation; or (ii) the expiry of any grace period applicable to the underlying obligation;

(v)	Section 6.1(d) of the Series 2013-1 Indenture Supplement is hereby removed and replaced with the following:

the occurrence of a material adverse change since the date hereof in the financial condition or operations of Rental ULC, Avis, Budget, Payless, Zipcar or Funding LP which, in the opinion of a Series 2013-1 Noteholder, and which opinion has been communicated in writing to Rental ULC, Avis, Budget, Payless and Zipcar and the other Series 2013-1 Noteholders, could reasonably be expected to result in Rental ULC, Funding LP, Avis, Budget, Payless or Zipcar (i) being unable to satisfy its obligations hereunder or under the other Transaction Documents to which it is party; or (ii) becoming subject to an Insolvency Event;

(w)	Section 6.1(e) of the Series 2013-1 Indenture Supplement is hereby removed and replaced with the following:

Avis, Budget, Payless, Zipcar or Funding LP failing to pay when due any obligation (the “underlying obligation”) for a sum certain in excess of $2,000,000 and such failure continuing for three Business Days after (i) written notice to Avis, Budget, Payless, Zipcar or Funding LP, as applicable, from the party to whom the underlying obligation is owed if there is no grace period applicable to the underlying obligation; or (ii) the expiry of any grace period applicable to the underlying obligation;

2.2 Amendments to the Indenture

The Indenture is hereby amended as set forth in this Section 2.2:

(a)	The definition of “Affiliate” in Section 1.1 of the Indenture is hereby amended by adding a reference to “Payless,” immediately following the word “Budget,”.

(b)	The definition of “Funding LP Partnership Agreement” in Section 1.1 of the Indenture is hereby removed and replaced with the following:

“Funding LP Partnership Agreement” means the seventh amended and restated limited partnership agreement dated as of December 5, 2014 between Avis, Budget, Payless, Zipcar and 2233516 Ontario Inc., a corporation incorporated under the laws of Ontario, as the same may be amended, supplemented or restated from time to time.

(c)	Section 1.1 of the Indenture is hereby amended by adding the following as a new definition:

“Payless” means Payless Car Rental Canada Inc., a corporation incorporated under the laws of Canada, and its successors and assigns.

(d)	Section 10.1(d) of the Indenture is hereby removed and replaced with the following:

the failure by Rental ULC, Funding LP, Avis, Budget, Payless, Zipcar or the Parent to observe any covenant herein or in any other Transaction Document (other than as provided for in Sections 10.1(a), (b) or (c)), which failure is reasonably likely to have a Material Adverse Effect in respect of Rental ULC, Funding LP, Avis, Budget, Payless, Zipcar or the Parent, provided that if such breach of covenant is capable of being remedied, it shall not constitute an Event of Default unless it remains unremedied for five Business Days after Rental ULC is provided with written notice of such breach;

(e)	Section 10.1(e) of the Indenture is hereby removed and replaced with the following:

an Insolvency Event occurs with respect to Rental ULC, Funding LP, Avis, Budget, Payless, Zipcar or the Parent;

(f)	Section 14.2 of the Indenture is hereby removed and replaced with the following:

No recourse may be taken, directly or indirectly, with respect to the obligations of Rental ULC for payments of principal of or interest on the Notes against (i) any shareholder (or against any partner of any shareholder) of Rental ULC, except as any such Person may have expressly agreed or (ii) Avis, Budget, Payless or Zipcar, either directly or indirectly, as a result of Rental ULC granting the Security Interest in Collateral pursuant to Section 4.1. No recourse may be taken, directly or indirectly, against Funding LP to collect any Inter-Company Loan made by Rental ULC in compliance with the Transaction Documents.

2.3 Amendments to the Administration Agreement

The Administration Agreement is hereby amended as set forth in this Section 2.3:

(a)	The definition of “General Partner” in Section 1.1 of the Administration Agreement is hereby removed and replaced with the following:

“General Partner” means Avis, Budget, Payless or Zipcar, each a general partner of Funding LP.

2.4 Addition of New Party and Amendments to the Series 2013-1 Note Purchase Agreements

Payless hereby agrees to become party to each of the Series 2013-1 Note Purchase Agreements and to be bound by the terms thereof as if it were an original signatory thereto.

In addition, the Series 2013-1 Note Purchase Agreements are hereby amended as set forth in this Section 2.4:

(a)	The definition of “Commitment Termination Date” in Section 1.1 of each of the Series 2013-1 Note Purchase Agreements is hereby amended by: (x) replacing the date reference of “November 30, 2015” contained therein with a date reference of “November 30, 2016”; and (y) replacing the date reference of “September 30, 2015” contained therein with a date reference of “September 30, 2016”.

(b)	Section 2.2(a)(vii) in each of the Series 2013-1 Note Purchase Agreements is hereby removed and replaced with the following:

each of the representations and warranties of Rental ULC, Funding LP, Avis, Budget, Payless, Zipcar, and the Parent under all Transaction Documents shall be true and correct in all material respects as if made on the Increase Date, unless such representation and warranty is made specifically as of another date or except as may otherwise be provided by Section 4.6(f) of the Series 2013-1 Indenture Supplement.

(c)	Section 4.2(b) in each of the Series 2013-1 Note Purchase Agreements is hereby removed and replaced with the following:

The Note Purchaser shall not divulge, except to its agents, employees, professional advisors, liquidity providers, trustees, prospective assignees, credit enhancers, any Replacement Administrator, the Back-up Administrator, the Liquidation Agent, the Indenture Trustee, the Rating Agencies, other rating agencies rating the Commercial Paper or any prospective rating agencies on a need to know basis or as required by law, the confidential business of Avis, Budget, Payless, Zipcar, Funding LP or Rental ULC. Information shall not be confidential for the purposes of this Section 4.2(b) if it becomes generally available to the public from a source other than the Note Purchaser or becomes known to the Note Purchaser from a source other than Avis, Budget, Payless, Zipcar, Funding LP or Rental ULC and its representatives provided that such source, so far as is known to the Note Purchaser, is not bound by a contractual or other obligation of confidentiality to Avis, Budget, Payless, Zipcar, Funding LP or Rental ULC.

(d)	Section 4.3(e) in each of the Series 2013-1 Note Purchase Agreements is hereby removed and replaced with the following:

Each of Avis, Budget, Payless and Zipcar covenants and agrees that in its capacity as general partner of Funding LP, it will perform, or cause Funding LP to perform, the obligations of Funding LP under the Series 2013-1 Transaction Documents.

(e)	Section 4.3(f) in each of the Series 2013-1 Note Purchase Agreements is hereby removed and replaced with the following:

Each of Avis, Budget, Payless and Zipcar covenants and agrees that it shall not enter into any Permitted Vehicle Transaction without the consent of the Note Purchaser, such consent not to be unreasonably withheld and the consent of each other Series 2013-1 Noteholder.

(f)	Section 4.3(g) in each of the Series 2013-1 Note Purchase Agreements is hereby removed and replaced with the following:

In the event that Avis, Budget, Payless or Zipcar generates any revenues by renting and leasing Vehicles (other than Rental ULC Vehicles) obtained through a Permitted Vehicle Transaction or through a Car Rental Business (as defined in the Funding LP Partnership Agreement) contemplated in Section 4.6(b) of the Funding LP Partnership Agreement, each of Avis, Budget, Payless and Zipcar covenants and agrees to track such revenues and allocate them to their respective businesses accordingly rather than allocating such revenues to the business of Funding LP.

(g)	Section 5.1 in each of the Series 2013-1 Note Purchase Agreements is hereby removed and replaced with the following:

Without limiting any other rights which the Note Purchaser may have hereunder or under Applicable Law, each of Avis, Budget, Payless and Zipcar hereby agrees to indemnify the Note Purchaser and its trustees, employees, officers, directors, agents and assigns (collectively, the “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable legal fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”), awarded against or reasonably incurred by any of the Indemnified Parties arising out of or as a result of a breach or violation of any of the Transaction Documents by Avis, Budget, Zipcar, Payless, Funding LP, or Rental ULC, excluding, however, damages, losses, claims, liabilities, costs and expenses resulting from gross negligence or wilful misconduct on the part of the Note Purchaser. The obligations of Avis, Budget, Payless and Zipcar under this Section 5.1 shall survive any termination of any of the Transaction Documents. Without limiting the generality of the foregoing, but subject to the foregoing exclusion, each of Avis, Budget, Payless and Zipcar shall indemnify the Indemnified Parties for Indemnified Amounts awarded or incurred as aforesaid relating to or resulting from:

(a) reliance on any representation, warranty or statement made by Avis, Budget, Payless, Zipcar, Funding LP, or Rental ULC (or any of their respective officers) under, in or in connection with any of the Transaction Documents, any officer’s certificate or any information or report delivered by Avis, Budget, Payless, Zipcar, Funding LP, or Rental ULC pursuant hereto or thereto, which shall have been false, incorrect or inaccurate in any material respect when made;

(b) the failure by Avis, Budget, Payless, Zipcar, Funding LP, or Rental ULC to comply with any Applicable Law with respect to any Rental ULC Vehicle or the non-conformity of any Vehicle rental or leasing agreement of Funding LP, in connection with its Vehicle rental and leasing business, with any Applicable Law;

(c) any claim for personal injury, death, property damage or product liability which may arise by reason of, result from or be caused by, or relate to the use, operation, maintenance or ownership of, Rental ULC Vehicles; and

(d) any failure of Avis, Budget, Payless, Zipcar, Funding LP, or Rental ULC to perform its respective covenants or obligations in accordance with the provisions of any of the Transaction Documents.

(h)	Section 5.3 in each of the Series 2013-1 Note Purchase Agreements is hereby removed and replaced with the following:

At the request of the Note Purchaser, each of Avis, Budget, Payless and Zipcar shall, at its expense, co-operate with the Note Purchaser in any action, suit or proceeding brought by or against the Note Purchaser relating to any of the transactions contemplated by any of the Transaction Documents or any Rental ULC Vehicles (except for an action, suit or proceeding by one of the parties hereto against another party hereto). In addition, each of Avis, Budget, Payless and Zipcar agree to notify the Note Purchaser and the Note Purchaser agrees to notify Avis, Budget, Payless and Zipcar, at Avis, Budget, Payless and Zipcar’s expense, promptly upon learning of any pending or threatened action, suit or proceeding, if the judgment or expenses of defending such action, suit or proceeding would be covered by Section 5.1 (except for an action, suit or proceeding by one of the parties hereto against another party hereto); provided, however, that if (a) Avis, Budget, Payless or Zipcar shall have acknowledged that Section 5.1 would cover any judgment or expenses in any action, suit or proceeding, and (b) in the sole determination of the Note Purchaser, Avis, Budget, Payless or Zipcar, as applicable, has the financial ability to satisfy such judgment or expenses, then Avis, Budget, Payless and Zipcar shall each have the right, on behalf of the Note Purchaser but at the expense of Avis, Budget, Payless and Zipcar, to defend such action, suit or proceeding with counsel selected by Avis, Budget, Payless and Zipcar, and shall have sole discretion as to whether to litigate, appeal or enter into an exclusively monetary settlement.

(i)	Section 6.1(b) in each of the Series 2013-1 Note Purchase Agreements is hereby removed and replaced with the following:

None of Rental ULC, Avis, Budget, Payless, Zipcar or Funding LP may sell, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of or subject to any charge, lien, security interest or other encumbrance all or any interest herein except with the consent of the Note Purchaser in its absolute discretion.

(j)	Section 6.5 in each of the Series 2013-1 Note Purchase Agreements is hereby amended by adding after part (b) a new part (c) containing the following:

if to Payless, addressed to it at:

Payless Car Rental Canada Inc.

1 Convair Drive East

Etobicoke, ON M9W 6Z9

Attention:      Controller

Fax No.:         (416) 213-8505

with a copy to:

Avis Budget Car Rental, LLC

6 Sylvan Way

Parsippany, N.J.

USA 07054

Attention:      Treasurer

Fax No.:         (973) 496-3560

and

Attention:      Legal Department

Fax No.:         (973) 496-3444

and a copy to:

Avis Budget Group, Inc.

6 Sylvan Way

Parsippany, N.J.

USA 07054

Attention:      Treasurer

Fax No.:         (973) 496-3560

(k)	Section 6.5 in each Series 2013-1 Note Purchase Agreement is hereby amended by changing part (c) “if to Zipcar” to part (d), changing part (d) “if to the Note Purchaser” to part (e), changing part (e) “if to Rental ULC” to part (f) and changing part (f) “if to Funding LP” to part (g).

(l)	Section 6.8(a) in each of the Series 2013-1 Note Purchase Agreements is hereby removed and replaced with the following:

Each of Rental ULC, Funding LP, Avis, Budget, Payless and Zipcar agrees that it shall not institute against, or join any other Person in instituting against, the Note Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any Insolvency Legislation, until one year and a day after the last maturing commercial paper note issued by the Note Purchaser is paid.

(m)	Schedule A to each of the Series 2013-1 Note Purchase Agreements is hereby amended by adding the words “Payless Car Rental Canada Inc.,” after the words “Budgetcar Inc.,” on page 1 of such schedule.

(n)	Schedule B to each of the Series 2013-1 Note Purchase Agreements is hereby amended by adding the words “Payless Car Rental Canada Inc.,” after the words “Aviscar Inc.,” on page 1 of such schedule and by adding the word “Payless” after the word “Avis,” on page 2 of such schedule.

(o)	Schedule B to each of the Series 2013-1 Note Purchase Agreements is amended by replacing the words “Zipcar Inc.” on page 1 of such schedule with the words “Zipcar Canada Inc.”

2.5 Amendments to Master Lease Agreement

The Master Lease Agreement is hereby amended as set forth in this Section 2.5:

(a)	The definition of “Avis or Budget System Member” in Section 1.1 of the Master Lease Agreement is hereby removed and replaced with the following:

“Avis or Budget System Member” means a licensee of the general partners of Funding LP or one of the Affiliates of the general partners of Funding LP authorized to operate its own rental vehicle business in Canada under the “Avis”, “Budget”, “Payless” or “Zipcar” name.

(b)	The definition of “Funding LP Business Vehicle Rental Agreement” in Section 1.1 of the Master Lease Agreement is hereby removed and replaced with the following:

“Funding LP Business Vehicle Rental Agreement” means the agreement pursuant to which a general partner of Funding LP, as agent for an undisclosed principal (namely Funding LP), rents Leased Vehicles to retail, commercial and leisure customers substantially in the form of the agreements used by such general partner for such purposes prior to the date hereof, or in the case of each of Payless or Zipcar, prior to the date that it became a general partner of Funding LP.

(c)	Section 9.1(e) of the Master Lease Agreement is hereby removed and replaced with the following:

Avis, Budget, Payless, Zipcar, or Funding LP failing to pay when due any obligation (the “underlying obligation”) for a sum certain in excess of $20,000,000 and such failure continuing for three (3) Business Days after (i) written notice to Avis, Budget, Payless, Zipcar, or Funding LP, as applicable, from the party to whom the underlying obligation is owed if there is no grace period applicable to the underlying obligation; or (ii) the expiry of any grace period applicable to the underlying obligation;

2.6 Amendments to the Parent Guarantees

The Parent hereby consents to: (a) the addition of Payless as a general partner of Funding LP and the amendments made on the date hereof to the Funding LP Partnership Agreement; (b) the addition of Payless as a party to the Series 2013-1 Note Purchase Agreements; and (c) the amendments to the Supplements, the Indenture, the Funding LP Security

Agreement, the Series 2013-1 Note Purchase Agreements, the Administration Agreement and the Master Lease Agreement effected by this Amendment and the Parent confirms and acknowledges that its obligations under the Parent Guarantees remain in full force and effect, notwithstanding such additions and amendments.

In addition:

(a)	the Series 2011-1 Parent Guarantee and the Series 2012-1 Parent Guarantee are hereby amended as set forth below:

(i)	The words “and Payless” are hereby added after the word “Budgetcar” where the word “Budgetcar” appears in the definition of “Servicing Obligations”, in both places in Section 11(h) and in both places in Section 12(b).

(ii)	The word “, Payless” is hereby added after the word “Aviscar” where the word “Aviscar” appears in each place in Section 3 (other than part (a)), Section 4, Section 7, Section 15 and Section 25.

(iii)	The words “or Payless” are hereby added after the word “Budgetcar” where the word “Budgetcar” appears in Section 6 and Section 17(b).

(iv)	The word “, Payless’s” is hereby added after the word “Budgetcar’s” where the word “Budgetcar’s” appears in Section 4(a)(ix).

(b)	the Series 2013-1 Parent Guarantee is hereby amended as set forth below:

(i)	The word “, Payless” is hereby added after the word “Budgetcar” where the word “Budgetcar” appears in the definition of “Servicing Obligations”, in both places in Section 11(i) and in both places in Section 12(b).

(ii)	The word “, Payless” is hereby added after the word “Budgetcar” where the word “Budgetcar” appears in each place in Section 3, Section 4, Section 7, Section 15 and Section 25.

(iii)	The word “, Payless” is hereby added after the word “Budgetcar” where the word “Budgetcar” appears in Section 6 and Section 17(b).

(iv)	The word “, Payless’s” is hereby added after the word “Budgetcar’s” where the word “Budgetcar’s” appears in Section 4(i).

(c)	the Series 2014-1 Parent Guarantee is hereby amended as set forth below:

(i)	The word “, Payless” is hereby added after the word “Budgetcar” where the word “Budgetcar” appears in the definition of “Servicing Obligations”, in both places in Section 11(h) and in both places in Section 12(b).

(ii)	The word “, Payless” is hereby added after the word “Budgetcar” where the word “Budgetcar” appears in each place in Section 3, Section 4, Section 7, Section 15 and Section 25.

(iii)	The word “, Payless” is hereby added after the word “Budgetcar” where the word “Budgetcar” appears in Section 6 and Section 17(b).

(iv)	The word “, Payless’s” is hereby added after the word “Budgetcar’s” where the word “Budgetcar’s” appears in Section 4(a)(ix).

2.7 Amendments to the Funding LP Security Agreement

The Funding LP Security Agreement is hereby amended as set forth in this Section 2.7:

The words “Payless Car Rental Canada Inc.,” are hereby added after the words “Budgetcar Inc.,” in both places where the words “Budgetcar Inc.,” appear in Section 4.3(o) of such agreement.

2.8 Amendments to the Funding LP Partnership Agreement

By their execution of this Amendment, each of the Series 2013-1 Noteholders hereby consents to the amendments made on the date hereof to the Funding LP Partnership Agreement.

ARTICLE 3

GENERAL

3.1 Effective Date

The amendments set forth in this Amendment shall be effective as of the date hereof.

3.2 Further Assurances

Each of the parties hereto shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as any other party hereto may reasonably require from time to time for the purpose of giving effect to this Amendment and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Amendment.

3.3 Enurement

This Amendment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

3.4 Counterparts

This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[signature pages follow]

IN WITNESS WHEREOF the undersigned have executed this Amendment.

AVISCAR INC.

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

BUDGETCAR INC.

By:	/s/ David B. Wyshner
	Name:	David B. Wyshner
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

PAYLESS CAR RENTAL CANADA INC.

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

ZIPCAR CANADA INC.

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

[Signatures Continue on Next Page]

Signature Page to Sixth Global Amendment

WTH CAR RENTAL ULC

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

WTH FUNDING LIMITED PARTNERSHIP, in its own capacity and in its capacity as Administrator, by its General Partner, AVISCAR INC.

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

[Signatures Continue on Next Page]

Signature Page to Sixth Global Amendment

BNY TRUST COMPANY OF CANADA, as Indenture Trustee and not in its individual capacity

By:	/s/ J. Steven Broude
	Name:	J. Steven Broude
	Title:	Authorized Signatory

[Signatures Continue on Next Page]

Signature Page to Sixth Global Amendment

BNY TRUST COMPANY OF CANADA, as trustee of CANADIAN MASTER TRUST, by its Securitization Agent, BMO NESBITT BURNS INC.

By:	/s/ Terry Ritchie
	Name:	Terry Ritchie
	Title:	Managing Director

By:	/s/ Chris Romano
	Name:	Chris Romano
	Title:	Managing Director

MONTREAL TRUST COMPANY OF CANADA, as trustee of BAY STREET FUNDING TRUST, by its Securitization Agent, SCOTIA CAPITAL INC.

By:	/s/ Doug Noe
	Name:	Doug Noe
	Title:	Managing Director

By:	/s/ Brad Shields
	Name:	Brad Shields
	Title:	Director

CIBC MELLON TRUST COMPANY, in its capacity as trustee of PLAZA TRUST, by its Financial Services Agent, ROYAL BANK OF CANADA

By:	/s/ Ian Benaiah
	Name:	Ian Benaiah
	Title:	Authorized Signatory

By:	/s/ Hiren Lalloo
	Name:	Hiren Lalloo
	Title:	Authorized Signatory

Signature Page to Sixth Global Amendment